Taxation	6 Months Ended
Dec. 31, 2024
Taxation [Abstract]
TAXATION

NOTE 10 — TAXATION

Income Taxes

Cayman Islands

The Company was incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Under the current Hong Kong Revenue Ordinance, the Company’s subsidiary in Hong Kong is subject to 16.5% Hong Kong profits tax on their taxable income generated from operations in Hong Kong. Additionally, payments of dividends by the subsidiary incorporated in Hong Kong to the Company are not subject to any Hong Kong withholding tax.

PRC

The Company’s subsidiaries incorporated in the PRC are subject to PRC Enterprise Income Tax (“EIT”) on the taxable income in accordance with the relevant PRC income tax laws. Effective from January 1, 2008, a new Enterprise Income Tax Law, or the New EIT Law, combined the previous income tax laws for foreign invested and domestic invested enterprises in the PRC by the adoption of a unified tax rate of 25% for most enterprises with the following exceptions.

Entities qualifying as "small enterprise with low profit" and with a taxable income not exceeding RMB1.0 million are eligible for a preferential tax rate. For the six months ended December 31, 2024 and 2023, Jiangsu YJYC, Jiangsu Jingmo, WOFE Beijing, U-BX Suzhou, WOFE Suzhou and JZSC Technology were recognized as “small enterprise with low profit" and received a preferential income tax rate of 5%.

The following table reconciles the statutory rate to the Company’s effective tax rate:

	For the six months ended December 31,
	2024	2023
	(Unaudited)	(Unaudited)
Income tax expense computed at applicable tax rates	25.0%	25.0%
Effect of PRC preferential tax rate and tax exemption	(154.3)%	(14.2)%
Non-deductible expenses	(15.2)%	62.3%
Change of valuation allowance	144.2%	(80.1)%
Effective tax rate	(0.4)%	(7.0)%

Significant components of the provision for income taxes are as follows:

	For the six months ended December 31,
	2024	2023
	(Unaudited)	(Unaudited)
Current income tax expense	$383	$14,508
Deferred tax expense	187	-
Income tax provision	$570	$14,508

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The following table presents the significant components of the Company’s deferred tax assets for the periods presented:

	December 31, 2024	June 30, 2024
	(Unaudited)	(Audited)
Deferred tax assets
Net operating loss carryforwards	$563,445	$776,310
Allowance for credit losses	42	6
Less: valuation allowances	(563,487)	(776,316)
Total deferred tax assets	$-	$-

Deferred tax liabilities
Operating lease liabilities	$(371)	$(748)
Right-of-use assets	709	902
Total deferred tax liabilities	$338	$154

As of December 31, 2024, the Company has net operating loss carryforwards of approximately $5,436,755 in the PRC that expire in 2029. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Recovery of substantially all of the Company’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences. For the six months ended December 31, 2024 and 2023, the change in valuation allowance amounted to an increase of $-212,865 and $45,587, respectively.